Exhibit 10.4

Csquare, Inc.
2026 Omnibus Incentive Plan

1.            Purpose. The purpose of the Csquare, Inc. 2026 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to (i) attract and retain individuals to serve as employees, consultants or Directors of Csquare, Inc., a Delaware corporation (together with any and all successor entities, the “Company”) and its Affiliates by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation and (ii) align the interests of the foregoing with those of the Company’s stockholders.

2.            Effective Date; Duration. The effective date of the Plan is the business day immediately prior to the date the Company’s registration statement relating to the initial public offering of its Common Stock becomes effective (the “Effective Date”). The expiration date of the Plan, on and after which date no Awards may be granted under the Plan, shall be the 10th anniversary of the Effective Date (the “Expiration Date”); provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

3.            Definitions. The following definitions shall apply throughout the Plan:

(a)            “Affiliate” means (i) any Subsidiary, and/or (ii) to the extent provided by the Committee, any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)            “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

(c)            “Award Agreement” means any agreement, notice or other document (whether in written or electronic form) evidencing any Award.

(d)            “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

(e)            “Board” means the Board of Directors of the Company.

(f)            “Cause” means, with respect to any Participant, “cause” as defined in such Participant’s Award Agreement or Service Agreement (if any), or if not so defined, such Participant’s: (a) conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (b) commission of fraud, theft, embezzlement, self-dealing, misappropriation, or other malfeasance against the business of the Company or its Affiliates; (c) conviction of, or plea of nolo contendere to, any serious offense that results in or would reasonably be expected to result in material financial harm, materially negative publicity, or other material harm to the Company or its Affiliates; (d) failure to comply with any lawful Company policy or any reasonable directive of the CEO (or the Board or its designee), including repeated insubordination; if curable, failure to cure within thirty (30) days after notice; (e) commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of lawful duties or responsibilities which have, or may be expected to have, an adverse effect on the Company or its Affiliates; (f) breach of any fiduciary duty owed to the Company or its Affiliates; (g) violation of any securities laws; (h) violation or breach of any restrictive covenant or any other material term of the employment agreement; if curable, failure to cure within thirty (30) days after notice; (i) any act or omission that damages, or is reasonably likely to damage, the financial condition or business of the Company or its Affiliates, or that materially damages, or is reasonably likely to materially damage, the reputation, public image, goodwill, assets, or prospects of the Company or its Affiliates; or (j) failure to perform any material aspect of lawful duties or responsibilities (other than by reason of Disability).

(g)            “Change in Control” means, unless the applicable Award Agreement or the Committee provides otherwise, the first to occur of any of the following events:

(i)            the acquisition by any Person or related “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of more than 50% (on a fully diluted basis) of either (A) the then-outstanding Shares, including Shares issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Shares or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of Directors (the “Outstanding Company Voting Securities”), but excluding any acquisition by the Company or any of its Affiliates, or by the Investor or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates; provided that for the avoidance of doubt, a Change in Control will not be triggered solely by a sell-down by the Investor below majority ownership;

(ii)           a change in the composition of the Board such that members of the Board during any consecutive 12-month period (the “Incumbent Directors”) cease to constitute a majority of the Board; provided that any person becoming a Director through election or nomination for election approved by a vote of a majority of the Incumbent Directors shall be deemed an Incumbent Director; provided further that no individual becoming a Director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be deemed an Incumbent Director;

(iii)          the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company; or

(iv)          the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) immediately following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

Notwithstanding the foregoing, (i) with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code and (ii) any internal reorganization, recapitalization, holding-company formation, restructuring or other transaction (but excluding transactions involving a continuation vehicle, which will constitute a Change in Control) undertaken that results in a fund under common control with Brookfield becoming the beneficial owner of the Company shall not constitute a Change in Control so long as such transaction does not result in Brookfield holding less than 51% of its direct or indirect equity investment in the Company.

(h)           “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.

(i)            “Committee” means the Compensation Committee of the Board or subcommittee thereof or applicable delegate thereof, or any other committee of the Board authorized by the Board to act hereunder, or, if the Board takes action hereunder, the Board.

(j)            “Common Stock” means the common stock of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(k)            “Company” has the meaning set forth in Section 1 of the Plan.

(l)            “Deferred Award” means an Award granted pursuant to Section 13 of the Plan.

(m)          “Director” means any member of the Company’s Board.

(n)           “Disability” means, with respect to any Participant, “disability” as defined in such Participant’s Award Agreement or Service Agreement (if any), or if not so defined, a termination of a Participant’s employment or service due to a determination that the Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled.

(o)           “dollar” or “$” shall refer to United States dollars.

(p)           “Effective Date” has the meaning set forth in Section 2 of the Plan.

(q)            “Eligible Person” means any (i) individual providing Services to the Company or an Affiliate, (ii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act, or (iii) prospective employee, director, officer, consultant or advisor who has accepted an offer of Service from the Company or an Affiliate (and would satisfy the provisions of clause (i) or (ii) above once such individual begins providing Services to the Company or an Affiliate), in each case consistent with applicable securities laws.

(r)            “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

(s)            “Expiration Date” has the meaning set forth in Section 2 of the Plan.

(t)            “Fair Market Value” means, except as otherwise determined by the Committee, (i) with respect to a Share on a given date, (x) if the Shares are listed on a national securities exchange, the closing sales price of a Share reported on such exchange on such date or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported or (y) if the Shares are not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of a Share, taking into account the requirements of Section 409A of the Code, or (ii) with respect to any other property on any given date, the amount determined by the Committee in good faith to be the fair market value of such other property as of such date.

(u)           “Immediate Family Members” has the meaning set forth in Section 15(b)(ii) of the Plan.

(v)           “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(w)           “Indemnifiable Person” has the meaning set forth in Section 4(d) of the Plan.

(x)            “Investor” means, collectively, Brookfield Corporation, its affiliates and the investment funds managed, sponsored or advised by Brookfield Corporation or its affiliates.

(y)           “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z)            “NYSE” means New York Stock Exchange.

(aa)         “Option” means an Award granted under Section 7 of the Plan.

(bb)        “Option Period” has the meaning set forth in Section 7 of the Plan.

(cc)         “Other Cash-Based Award” means an Award granted under Section 10 of the Plan that is denominated and/or payable in cash, including cash awarded as a bonus or upon the attainment of specific performance criteria or as otherwise permitted by the Plan or as contemplated by the Committee.

(dd)        “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(ee)         “Participant” has the meaning set forth in Section 6 of the Plan.

(ff)          “Performance Conditions” means specific levels of performance measures approved by the Committee, including those related to performance of the Company (and/or one or more Subsidiaries, divisions, operational and/or business units, product lines, brands, business segments, administrative departments, units or any combination of the foregoing) and which may be determined in accordance with GAAP or on a non-GAAP basis. Any one or more performance criteria may be stated as a percentage of another performance criteria, or used on an absolute or relative basis to measure performance, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee deems appropriate, or as compared to various stock market indices. The Performance Conditions may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). The Committee shall have the authority to make equitable adjustments to the Performance Conditions as may be determined by the Committee in its sole discretion. The inclusion in an Award Agreement of specific adjustments or modifications shall not be deemed to preclude the Committee from making other adjustments or modifications, in its discretion, as described herein, unless the Award Agreement provides that the adjustments or modifications described in such Award Agreement shall be the sole adjustments or modifications.

(gg)        “Permitted Transferee” has the meaning set forth in Section 15(b)(ii) of the Plan.

(hh)        “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company.

(ii)            “Released Unit” has the meaning set forth in Section 9(f)(ii) of the Plan.

(jj)           “Restricted Period” has the meaning set forth in Section 9(a) of the Plan.

(kk)         “Restricted Stock” means an Award of Shares, which may be subject to certain specified transfer restrictions and/or forfeiture conditions, granted pursuant to Section 9 of the Plan.

(ll)           “Restricted Stock Unit” means a contractual right granted pursuant to Section 9 of the Plan that is denominated in Shares. Each Restricted Stock Unit represents an unfunded and unsecured promise to deliver Shares, cash, other securities or other property, or a combination thereof, subject to certain specified restrictions, granted pursuant to Section 9 of the Plan.

(mm)       “SAR Period” has the meaning set forth in Section 8(c) of the Plan.

(nn)         “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasure regulations and other official guidance thereunder.

(oo)         “Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or other interpretive guidance.

(pp)        “Service” and “termination of Service” and similar references mean, respectively, employment with or services for, and termination or cessation of employment with or services for, the Company or a Subsidiary (or, if expressly designated by the Committee, another Affiliate), including services as a member of the Board.

(qq)        “Service Agreement” means any employment, severance, consulting or similar agreement (including any offer letter) between the Company or a Subsidiary (or, if expressly designated by the Committee, another Affiliate) and a Participant.

(rr)          “Share” means a share of Common Stock.

(ss)         “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(tt)          “Subsidiary” means (i) any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company and (ii) any other entity which the Committee determines should be treated as a “Subsidiary” for purposes of the Plan.

(uu)        “Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

4.            Administration.

(a)            Authority of the Committee. The Committee shall administer the Plan, and shall have the sole and plenary authority to (i) designate Participants, (ii) determine the type, size, and terms and conditions of Awards to be granted (including any vesting conditions, which may include service and/or performance-based vesting conditions), and to grant such Awards (including Substitute Awards), (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, suspended or repurchased by the Company, (iv) determine the circumstances under which the delivery of cash, property or other amounts payable with respect to an Award may be deferred, either automatically or at the Participant’s or Committee’s election, (v) interpret, administer, reconcile any inconsistency in, correct any defect in and supply any omission in the Plan and any Award granted under the Plan, (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan, (vii) accelerate or modify the vesting, delivery or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law.

(b)            Delegation. The Committee may delegate all or any portion of its responsibilities and powers hereunder to any person(s) selected by it as permitted by applicable law, including under Section 152(b) or 157(c) of the Delaware General Corporation Law. Any such delegation may be revoked by the Committee at any time.

(c)            Decisions Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons and entities, including, without limitation, the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award and any stockholder of the Company.

(d)            Limitation of Liability. No member of the Board or the Committee, nor any employee or agent of the Company (each such person, an “Indemnifiable Person”), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the Company’s certificate of incorporation or bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s certificate of incorporation, by-laws or policy, as a matter of law, individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(e)            Board Authority. For the avoidance of doubt, regardless of any delegation by, the Board, the Board may at any time and from time to time grant Awards and administer the Plan with respect to any Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.            Grant of Awards; Available Shares for Awards; Limitations.

(a)            Awards. The Committee may grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall have such terms and conditions as determined by the Committee and as set forth in an Award Agreement.

(b)            Available Shares. Subject to Section 11 of the Plan and subsection (e) below, the maximum number of Shares available for issuance under the Plan shall not exceed 13,381,510 (the “Share Pool”).

(c)            Incentive Stock Options Limit. The maximum number of Shares that may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan shall not exceed the number of Shares set forth in clause (b).

(d)            Director Compensation Limit. The maximum amount of Awards (based on the Fair Market Value of Shares underlying Awards on the grant date as determined in accordance with applicable financial accounting rules) that may be granted in any single fiscal year to any non-affiliated member of the Board for services as a director, taken together with any cash fees paid to such non- affiliated member of the Board during such fiscal year for services as a director, shall be $1,000,000; provided that the foregoing limitation shall not apply to (i) compensation for a chair or lead director or (ii) Awards that are intended to cover multiple years of grants. For the avoidance of doubt, in a year in which a member of the Board also provides Service as an employee, executive officer (including as an interim officer) or consultant, such limit shall not apply to compensation approved to be paid to such member of the Board in respect of such Service as an employee, executive officer or consultant.

(e)            Share Counting. The Share Pool shall be reduced by the number of Shares delivered for each Award granted under the Plan that is valued by reference to a Share; provided that Awards that are valued by reference to Shares but paid in cash pursuant to their terms shall not reduce the Share Pool. If and to the extent that Awards terminate, expire or are cash-settled, canceled, forfeited, exchanged or surrendered without having been exercised, vested or settled, the Shares subject to such Awards shall again be available for Awards under the Share Pool. In addition, any (i) Shares tendered by Participants, or withheld by the Company, as full or partial payment to the Company upon the exercise of Options granted under the Plan; (ii) Shares reserved for issuance upon the grant of Stock Appreciation Rights, to the extent that the number of reserved Shares exceeds the number of Shares actually issued upon the exercise of the Stock Appreciation Rights; and (iii) Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations with respect to an Award, shall again be available for Awards under the Share Pool.

(f)            Source of Shares. Shares delivered by the Company in settlement of Awards may be authorized and unissued Shares, Shares held in the treasury of the Company, Shares purchased on the open market or by private purchase, or a combination of the foregoing.

(g)            Substitute Awards. Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not approved in contemplation or such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not providing Services to the Company immediately prior to such acquisition or combination.

6.            Eligibility. Participation shall be for Eligible Persons who have been selected by the Committee or its delegate to receive grants under the Plan (each such Eligible Person, a “Participant”). Holders of options and other types of awards granted by a company acquired by the Company or with which the Company combines are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable regulations of any stock exchange on which the Company is listed.

7.            Options.

(a)            Generally. Each Option shall entitle its recipient to purchase Shares, on the terms and conditions set forth in the Plan and in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the Award Agreement expressly states otherwise. Incentive Stock Options shall be granted only subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees eligible to receive an Incentive Stock Option under the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option properly granted under the Plan.

(b)            Exercise Price. The exercise price per Share for each Option, which is the purchase price per Share underlying the Option, shall be determined by the Committee at the time of grant and, except in the case of a Substitute Award, such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(c)            Vesting, Exercise and Expiration. The Committee shall determine the manner and timing of vesting, exercise and expiration of Options. The period between the date of grant and the scheduled Expiration Date of the Option (“Option Period”) shall not exceed 10 years, unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Shares is prohibited by the Company’s insider-trading policy or a Company-imposed “blackout period,” in which case, if provided by the Committee, the Option Period may be extended automatically until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code). The Committee may accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect any other terms and conditions of such Option.

(d)            Method of Exercise and Form of Payment. No Shares shall be delivered pursuant to any exercise of an Option until the Participant has paid the exercise price to the Company in full, and an amount equal to any applicable U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. Options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Option and the Award Agreement and any related procedures the Company may establish from time to time, accompanied by payment of the exercise price and such applicable taxes. The exercise price and delivery of all applicable required withholding taxes shall be payable (i) in cash or by check or cash equivalent or (ii) by such other method as the Committee may permit, in its sole discretion, including without limitation: (A) in the form of other property (including previously owned Shares; provided that such Shares are not subject to any pledge or other security interest) having a Fair Market Value on the date of exercise equal to the exercise price and all applicable required withholding taxes; (B) if there is a public market for the Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company or its designee (including third-party administrators) is delivered a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the exercise price and all applicable required withholding taxes against delivery of the Shares to settle the applicable trade; or (C) by means of a “net exercise” procedure effected by withholding the minimum number of Shares otherwise deliverable in respect of an Option that are needed to pay for the exercise price and all applicable required withholding taxes (but at no more than the maximum statutory rate if more than the statutory minimum is permitted by the Committee or such other rate permitted by applicable accounting or other rules).

(e)            Compliance with Laws. Notwithstanding the foregoing, in no event shall the Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the Shares of the Company are listed or quoted.

(f)            Incentive Stock Option Grants. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or of a parent or subsidiary of the Company (within the meaning of Sections 424(e) and 424(f) of the Code), the Option Period shall not exceed five years from the date of grant of such Option and the exercise price shall be at least 110% of the Fair Market Value (on the date of grant) of the shares subject to the Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8.            Stock Appreciation Rights (SARs).

(a)            Generally. Each SAR shall entitle its recipient to payment reflecting appreciation in the value of the number of Shares subject to the SAR, on the terms and subject to the conditions set forth in the Plan and in the applicable Award Agreement.

(b)            Exercise Price. The exercise price (also called a strike, base or hurdle price) per Share for each SAR shall be determined by the Committee at the time of grant and, except in the case of a Substitute Award, shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such SAR.

(c)            Vesting, Exercise and Expiration. The Committee shall determine the manner and timing of vesting, exercise and expiration of SARs. The period between the date of grant and the scheduled expiration of the SAR (the “SAR Period”) shall not exceed 10 years, unless the SAR Period would expire at a time when trading in the Shares is prohibited by the Company’s insider-trading policy or a Company-imposed “blackout period,” in which case, if provided by the Committee, the SAR Period may be extended automatically until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code). The Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect any other terms and conditions of such SAR.

(d)            Method of Exercise and Form of Payment. SARs may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the SAR and the Award Agreement and any related procedures the Company may establish from time to time, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Upon the exercise of a SAR, the Company shall pay to the holder thereof an amount equal to the number of Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the exercise price, less an amount equal to any applicable U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. The Company shall pay such amount in cash, in Shares valued at Fair Market Value as determined on the date of exercise, or any combination thereof, as determined by the Committee.

9.            Restricted Stock and Restricted Stock Units.

(a)            Generally. Each Award of Restricted Stock and each Award of Restricted Stock Units shall be subject to the conditions set forth in the Plan and the applicable Award Agreement. The Committee may establish any applicable restrictions (such as transfer restrictions and/or vesting conditions) applicable to Restricted Stock and Restricted Stock Units, including the period over which the restrictions shall apply (the “Restricted Period”), and the time or times at which Restricted Stock or Restricted Stock Units shall become vested. The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on Restricted Stock and Restricted Stock Units, which acceleration shall not affect any other terms and conditions of such Awards. No Share shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.

(b)            Issuance of Shares; Escrow or Similar Arrangement. With respect to Restricted Stock, the Committee shall cause Share(s) to be registered in the name of the Participant, which may be evidenced in any manner the Committee may deem appropriate, including in book-entry form subject to the Company’s directions or the issuance of a stock certificate registered in the name of the Participant. In such event, the Committee may provide that such certificates shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and release of restrictions, in which case the Committee may require the Participant to execute and deliver to the Company or its designee (including third-party administrators) (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock.

(d)            Voting and Rights as a Stockholder. Subject to the restrictions set forth in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder with respect to Awards of Restricted Stock, including, without limitation, the right to vote such Shares of Restricted Stock and the right to receive dividends (which shall be subject to the same conditions as the Restricted Stock unless otherwise determined by the Committee). Unless otherwise provided by the Committee or in an Award Agreement, a Restricted Stock Unit shall not convey to the Participant the rights and privileges of a stockholder with respect to the Share subject to the Restricted Stock Unit, such as the right to vote or the right to receive dividends, unless and until a Share is issued to the Participant to settle the Restricted Stock Unit.

(e)            Restrictions; Forfeiture. Restricted Stock and Restricted Stock Units awarded to the Participant shall be subject to the applicable restrictions until the expiration of the Restricted Period and, if applicable, the attainment of any vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award Agreement. Unless otherwise provided by the Committee, in the event of any forfeiture, all rights of the Participant to such Restricted Stock (or as a stockholder with respect thereto) and to such Restricted Stock Units, as applicable, shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that such action is appropriate.

(f)            Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)            Upon the expiration of the Restricted Period with respect to any Shares of Restricted Stock and the attainment of any vesting criteria, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect, except as set forth in the Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall deliver to the Participant the Shares of Restricted Stock with respect to which the Restricted Period has expired.

(ii)           With respect to any outstanding Restricted Stock Units, unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period and the attainment of any vesting criteria established by the Committee in the applicable Award Agreement, the Company shall deliver to the Participant, or such Participant’s beneficiary (via book-entry notation or, if applicable, in stock certificate form), one Share (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit that has not then been forfeited (“Released Unit”); provided, however, that the Committee may elect to (A) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Released Units and/or (B) defer the delivery of Shares (or cash or part Shares and part cash, as the case may be) beyond the expiration of the Restricted Period, subject to Section 409A of the Code. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Shares would have otherwise been delivered to the Participant in respect of such Restricted Stock Units. To the extent provided in an Award Agreement, dividend or distribution equivalents, if any, that may have been accrued by the Company and attributable to the Restricted Stock Units shall be distributed to the Participant in cash or in Shares as provided in the Award Agreement or determined by the Committee.

(g)            Legends on Restricted Stock. Each certificate representing Shares of Restricted Stock issued under the Plan, if any, shall bear as appropriate a legend, such as the following, in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Shares:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE Csquare, Inc. 2026 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF __________, BETWEEN Csquare, Inc. (THE “COMPANY”) AND _________. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY.

10.            Other Stock-Based Awards and Other Cash-Based Awards. The Committee may issue unrestricted Shares, rights to receive future grants of Awards, or other Awards denominated in Shares (including rights to purchase Shares at such prices as determined by the Committee), or Awards that provide for cash payments based in whole or in part on the value or future value of Shares (“Other Stock-Based Awards”) and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time determine.

11.            Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares or (b) unusual or nonrecurring events affecting the Company, any Subsidiary, or the financial statements of the Company, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall (other than with respect to Other Cash-Based Awards), to the extent permitted under Section 409A of the Code, make any such adjustments in such manner as it may deem equitable, including, without limitation, any or all of the following:

(i)            adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the exercise price with respect to any Award and/or (3) any applicable performance measures (including, without limitation, Performance Conditions and performance periods);

(ii)           providing for a substitution or assumption of Awards, accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate or become no longer exercisable upon the occurrence of such event); and

(iii)          cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate exercise price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per Share exercise price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a Share subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Any such adjustment hereunder, upon notice, shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event listed in the first sentence of this Section 11, for reasons of administrative convenience, the Committee in its sole discretion may impose an administrative hold on exercise or settlement of any Award during a period of up to 30 days prior to, and/or up to 30 days after, the anticipated occurrence of any such event. There is no requirement that each Award be treated the same as any other Award in connection with the foregoing in any event.

12.            Effect of Termination of Service or a Change in Control on Awards.

(a)            Termination. To the extent permitted under Section 409A of the Code, the Committee may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and to the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of the Participant’s termination of Service prior to the end of a performance period or vesting, exercise or settlement of such Award.

(b)            Change in Control. In the event of a Change in Control, each Award shall be treated as the Committee determines, which may include, without limitation, any or all of the following: (i) continuation or assumption of such outstanding Award under the Plan by the Company (if it is the surviving corporation) or by the surviving corporation or its parent; (ii) substitution by the surviving corporation or acquiring company or its parent of an award with substantially the same vesting terms and intrinsic value (that is, reduced by the exercise or similar price for Options or SARs), as determined by the Committee; (iii) acceleration of the vesting (including the lapse of any restrictions, with any Performance Conditions deemed met at target or actual performance if determined by the Committee) or right to exercise such outstanding Awards prior to or as of the date of the Change in Control, and the expiration of such outstanding Award to the extent not timely exercised by the date of the Change in Control or other date thereafter designated by the Committee; or (iv) cancellation in consideration of a payment in cash or other consideration to the Participant who holds such Award in an amount equal to the intrinsic value (that is, reduced by the exercise or similar price for Options or SARs) of such Award (which may be equal to, but not less than, zero), as determined by the Committee and on such terms as determined by the Committee. For the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any Option or SAR for which the exercise price is equal to or exceeds the per Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. There is no requirement that each Award be treated the same as any other Award in connection with the foregoing in any transaction.

13.            Deferred Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Deferred Awards, which may be a right to receive Shares or cash under the Plan (either independently or as an element of or supplement to any other Award under the Plan), including, as may be required by any applicable law or regulations or determined by the Committee, in lieu of any annual bonus, commission or retainer that may be payable to a Participant under any applicable, bonus, commission or retainer plan or arrangement. The Committee shall determine the terms and conditions of such Deferred Awards, including, without limitation, the method of converting the amount of annual bonus into a Deferred Award, if applicable, and the form, vesting, settlement, forfeiture and cancellation provisions or any other criteria, if any, applicable to such Deferred Awards. Shares underlying a Share-denominated Deferred Award, which is subject to a vesting schedule or other conditions or criteria, including forfeiture or cancellation provisions, set by the Committee shall not be issued until or following the date that those conditions and criteria have been satisfied. Deferred Awards shall be subject to such restrictions as the Committee may impose (including any limitation on the right to vote a Share underlying a Deferred Award or the right to receive any dividend or distribution equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any Deferred Award may be made.

14.            Amendments and Termination.

(a)            Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules or requirements of any securities exchange or inter-dealer quotation service on which the Shares may be listed or quoted, for changes in GAAP to new accounting standards); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, unless the Committee determines that such amendment, alteration, suspension, discontinuance or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation. No Awards may be granted or awarded during any period of suspension, after termination of the Plan or after the Expiration Date.

(b)            Amendment of Award Agreements. The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement or the Plan, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after the Participant’s termination of Service); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; provided, further, that except as otherwise permitted under Section 11 of the Plan, if (i) the Committee reduces the exercise price of any Option or of any SAR, (ii) the Committee cancels any outstanding Option or SAR and replaces it with a new Option or SAR (with a lower exercise price, as the case may be) or other Award or cash in a manner that would either (A) be reportable on the Company’s proxy statement or Form 10-K (if applicable) as Options that have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act) or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment), (iii) take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Share is listed or quoted and/or (iv) cancel any outstanding Option or SAR that has a per Share exercise price (as applicable) at or above the Fair Market Value of a Share on the date of cancellation, and pay any consideration to the holder thereof, whether in cash, securities or other property, or any combination thereof, then, in the case of the immediately preceding clauses (i) through (iv), any such action shall not be effective without stockholder approval.

15.            General.

(a)            Award Agreements; Other Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered (whether in written or electronic form) to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. Except as otherwise expressly provided in an Award Agreement, Service Agreement or other agreement in effect with the Participant, in the event of any conflict between the terms of the Plan and any Award Agreement, or Service Agreement or other agreement in effect with the Participant, the terms of the Plan shall control.

(b)            Nontransferability.

(i)            Each Award shall be exercisable only by the Participant during the Participant’s lifetime or, if permissible under applicable law or the Plan, by the Participant’s legal guardian or representative or beneficiary or Permitted Transferee. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution or as set forth below in clause (ii), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)           Notwithstanding the foregoing, the Committee may permit Awards (other than Incentive Stock Options) to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant or the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee or (2) as provided in the applicable Award Agreement (each transferee described in clause (A), (B), (C) or (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee or its delegate advance written notice describing the terms and conditions of the proposed transfer and the Committee or its delegate notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)          The terms of any Award transferred in accordance with the immediately preceding subsection shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award Agreement, to the Participant shall be deemed to refer to the Permitted Transferee, except that, unless otherwise provided by the Committee: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; (D) the consequences of the termination of the Participant’s Services under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement; and (E)  the consequences of the violation of any restrictive covenants by the Participant shall continue to be applied with respect to the transferred Award, including pursuant to the clawback, forfeiture and detrimental conduct provisions of Section 15(u) of the Plan.

(c)            Dividend and Distribution Equivalents. The Committee may specify in the Award Agreement that dividend (or distribution) equivalents (in the case of an Award other than Restricted Stock) may be credited with respect an Award, either in cash or in additional Shares or units, and may be reinvested in additional Shares, which shall be subject to the same restrictions as such Award unless otherwise determined by the Committee.

(d)            No Fractional Shares. Unless otherwise determined by the Committee, no fractional Shares shall be issued or delivered pursuant to the Plan or an Award, and such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated unless the Committee determines otherwise.

(e)            Tax Withholding.

(i)            The Participant shall be required to pay to the Company or its designee, and the Company or its designee shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, Shares, other securities or other property) of any required withholding taxes (up to the maximum permissible withholding amounts to the extent the Committee permits more than the minimum) in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action that the Committee or the Company deems necessary to satisfy all obligations for the payment of such withholding taxes.

(ii)           Without limiting the generality of paragraph (i) above, the Committee may permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash, (B) the delivery of Shares (which Shares are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value on such date equal to such withholding liability or (C) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of Shares with a Fair Market Value on such date equal to such withholding liability (or if less, up to the maximum permissible withholding amount to the extent the Committee permits more than the minimum). In addition, subject to any requirements of applicable law, the Company may permit or require a Participant to satisfy the tax withholding obligations by other methods, including selling Shares that would otherwise be available for delivery.

(f)            No Claim to Awards; No Rights to Continued Service. No employee, Director, consultant providing Services, or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in Service, or to continue in Service, nor shall it be construed as giving any Participant who is a Director any rights to continued Service on the Board.

(g)            International Participants. With respect to Participants who reside or work outside of the United States or are subject to non-U.S. legal restrictions or regulations, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards, with respect to such Participants, in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for the Participant, the Company or its Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other terminations of Service, available methods of exercise or settlement of an Award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership that vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular entities or locations.

(h)            Beneficiary Designation. The Participant’s beneficiary shall be the Participant’s spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction) or, if the Participant is otherwise unmarried at the time of death, the Participant’s estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.

(i)            Termination of Service. The Committee, in its sole discretion, shall determine the effect of all matters and questions related to the termination of Service of a Participant. Unless determined otherwise by the Committee: (i) neither a temporary absence from Service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer of Service with the Company to Service with a Subsidiary, or vice versa, shall be considered a termination of Service hereunder; and (ii) if the Participant’s Service as an employee terminates, but such Participant continues to provide Services in a non-employee capacity (including as a non-employee Director or consultant), or vice versa, such change in status shall not be considered a termination of Service for purposes of the Plan.

(j)            No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Shares that are subject to Awards hereunder until such Shares have been issued or delivered to that person.

(k)            Government and Other Regulations.

(i)            Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or rules of the NYSE or any other securities exchange or inter-dealer quotation service on which the Shares are listed or quoted.

(ii)           The obligation of the Company to settle Awards in Shares or other consideration shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such Shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such Shares may be offered for sale or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered for sale or sold under the Plan. The Committee shall have the authority to provide that all Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, U.S. federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such Shares or other securities of the Company are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Shares or other securities delivered under the Plan to make appropriate reference to such restrictions or may cause such Shares or other securities delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(iii)          The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company and/or the Participant’s sale of Shares to the public markets illegal, impracticable or inadvisable.

(l)             Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person’s spouse, child or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m)            Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(n)            No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and the Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or to otherwise segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.

(o)            Reliance on Reports. Each member of the Committee and each member of the Board (and each such member’s respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent, registered public accounting firm of the Company and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than such member or designee.

(p)            Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q)            Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

(r)            Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(s)            Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.

(t)            Section 409A of the Code.

(i)            It is intended that the Plan and all Awards hereunder be exempt from, or comply with, Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of Service” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code.

(ii)           Notwithstanding anything in the Plan to the contrary, to the extent required to comply with Section 409A of the Code, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)          In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder, or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(iv)          If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to such series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment. If an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Participant’s right to such dividend equivalents will be treated separately from the right to other amounts under the Award.

(u)            Clawback/Forfeiture. The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. Except as set forth in an Award Agreement, the Committee may cancel an Award if (i) the Participant, without the consent of the Company, (A) has engaged in or engages in activity that is in conflict with or adverse to the interests of the Company while providing Services, including fraud or conduct contributing to any financial restatements or irregularities or (B) violates a non-competition, non-solicitation, non-disparagement, non-disclosure or other similar agreement with the Company or any Affiliate, as determined by the Committee, or (ii) if the Participant’s Service is terminated for Cause or if, within six (6) months following a Participant’s termination of Service for any reason, the Company determines that such Participant’s termination of Service could have been for Cause. In any such event the Committee may determine that the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of Shares acquired in respect of such Award, and must promptly repay such amounts to the Company. If the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall be required to promptly repay any such excess amount to the Company. In addition, the Company shall retain the right to bring an action at equity or law to enjoin the Participant’s activity and recover damages resulting from such activity. Further, to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of the NYSE or any other securities exchange or inter-dealer quotation service on which the Shares are listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).

(v)            No Representations or Covenants with Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(w)            No Interference. The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or that are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(x)            Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries. The titles and headings of the sections in the Plan are for convenience of reference only, and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(y)            Whistleblower Acknowledgments. Notwithstanding anything to the contrary herein, nothing in this Plan or any Award Agreement will (i) prohibit a Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Exchange Act or Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of federal law or regulation, or (ii) require prior approval by the Company of any reporting described in clause (i).

(z)            Lock-Up Agreements. The Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to enter into a shareholder agreement or “lock-up” agreement in such form as the Committee shall determine is necessary or desirable to further the Company’s interests.

(aa)          Restrictive Covenants. The Committee may impose restrictions on any Award with respect to non-competition, non-solicitation, non-disparagement, non-disclosure or other restrictive covenants as it deems necessary or appropriate in its sole discretion.

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